UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11611 San Vicente Boulevard, Suite 500
Los Angeles, California	90049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series F	BANC/PF	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). As of March 15, 2024, the record date for the 2024 Annual Meeting, there were 157,623,468 shares of the Company’s voting common stock outstanding. The results of the items voted on at the 2024 Annual Meeting are as follows:

Proposal I Election of the twelve director nominees:

The Company’s directors are elected by a majority of the votes cast. Accordingly, the following twelve director nominees were elected, each for a term of one year:

Nominee	For	Against	Abstain	Broker Non-Vote
James A. "Conan" Barker	115,025,875	1,971,518	151,423	N/A
Paul R. Burke	116,044,757	970,646	133,413	N/A
Mary A. Curran	115,146,051	1,863,832	138,933	N/A
John M. Eggemeyer	115,750,413	1,267,441	130,962	N/A
Shannon F. Eusey	115,130,094	1,881,291	137,431	N/A
Richard J. Lashley	115,033,157	1,966,285	149,374	N/A
Susan E. Lester	116,183,735	848,547	116,534	N/A
Joseph J. Rice	114,949,695	2,023,513	175,608	N/A
Todd Schell	116,183,711	829,059	136,046	N/A
Vania E. Schlogel	113,990,539	2,999,563	158,714	N/A
Andrew Thau	114,691,608	2,314,021	143,187	N/A
Jared M. Wolff	116,110,947	923,215	114,654	N/A

Proposal II Approval, on an advisory and non-binding basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting (Say-on-Pay):

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstain	Broker Non-Vote
112,451,310	4,436,360	261,146	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
/s/ Ido Dotan
Ido Dotan
General Counsel, Chief Administrative Officer, and Corporate Secretary
Date: May 14, 2024